                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 1996
                                                 --------------

                        True North Communications Inc.
- --------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
- --------------------------------------------------------------------------------
                 State or Other Jurisdiction of Incorporation


         1-5029                                          36-1088161
- ------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


101 East Erie Street, Chicago, IL                                   60611-2897
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's Telephone Number, Including Area Code: (312) 751-7227
                                                   -----------------------------

Item [5] Other


    On June 27, 1996, Registrant announced senior management changes and a new alignment of responsibilities for Registrant's relationship with Publicis Communication. A copy of the related press release is attached to this Form 8-K.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRUE NORTH COMMUNICATIONS INC.


Date: July 1, 1996                     By: /s/ John J. Rezich
                                          --------------------------
                                          John J. Rezich
                                          Controller